STATE OF NORTH CAROLINA :

COUNTY OF DURHAM :

     THIS AGREEMENT OF SUBLEASE ("Sublease"), dated as of the 19th day of November 1993, by and between SPHINX PHARMACEUTICALS CORPORATION, a Delaware corporation ("Sublessor"), party of the first part, and TRIMERIS, INC., a North Carolina corporation ("Sublessee"), party of the second part:

                                    RECITALS:

     A. University Place Associates, a North Carolina general partnership, as Landlord, entered into that certain lease with Sphinx Pharmaceuticals Corporation as Tenant, dated the 8th day of March, 1989, as amended and restated by agreement dated as of the 27th day of August, 1991 (the "Lease"), demising property described on Exhibit A-1 to the Lease (the "Property"). A copy of the Lease is attached hereto marked Exhibit 1.

     B. Sublessee desires to sublease from Sublessor 13,987 square feet of space in the building located on the Property, which space is more particularly described on Schedule A attached hereto (the "Sublease Space"), for a term commencing on the 1st day of November, 1993 and expiring on the 30th day of September, 1999 (the "Term").

     C. Sublessor warrants and represents to Sublessee that the Lease is in full force and effect and that it has the right, subject to the consent of Landlord annexed hereto, to sublease the Sublease Space to Sublessee for the Term.

     NOW, THEREFORE, for and in consideration of the rents, covenants and agreements hereinafter contained on the part of the Sublessee to be paid, kept and performed, does hereby sublet and demise unto Sublessee, and Sublessee hereby leases from the Sublessor, the Sublease Space.

     TO HAVE AND TO HOLD the same unto the Sublessee, its permitted successors and assigns, for the Term, subject to the Lease and upon the rentals. terms, covenants, conditions and provisions hereinafter set forth.

     AND Sublessor and Sublessee hereby contract and agree each with the other as follows:

     1. Sublessee covenants and agrees to pay to Sublessor at Four University Place, P. O. Box 52330, Durham, N. C. 27717 (Attn: Richard W. Reichow), for the first twelve months of the Term a monthly rental of Twenty-Seven Thousand Nine Hundred Seventy-Four ($27,974.00) Dollars, payable in equal monthly installments in advance, commencing on the first day of the first month of the Term, and continuing thereafter on or before the first day of each successive month for a total of twelve such payments. All payments shall be made without notice or demand, and without abatement, deduction or setoff of any amount whatsoever.

     For each successive twelve month period monthly rental shall be three (3 %) percent higher than for the immediately preceding twelve month period. For example, during the second twelve months, monthly rental will be $28,813.22, and during the third twelve months will be $29,677.62.

     2. In addition to the monthly payment that Sublessee is to pay to Sublessor under ss.1 above, Sublessee shall pay to Sublessor as Additional Rent that portion of Tenant's Proportionate Share of Landlord's Expenses (as those terms are defined in the Lease), which Additional Rent shall be paid at the same time as, and in addition to, the monthly rental payments required under ss.1 above. Sublessor's Proportionate Share of Landlord's Expenses for 29,739 square feet in the 39,038 square foot Building wherein the Sublease Space is located was 76.2%, and, therefore, Sublessee's Proportionate Share of such Landlord Expenses for 13,987 square feet will be 35.83 %.

     Sublessee shall pay directly for all utility costs and expenses it incurs in the use of the Sublease Space. The cost of utilities metered in more than the Sublease Space will be prorated between Sublessor and Sublessee.

     3. Sublessee agrees to accept the Sublease Space in an "as is" condition, and Sublessee acknowledges that it is familiar with such Space and acknowledges that no representations with respect to the condition thereof have been made by Sublessor. Sublessor will vacate the Sublease Space not later than the end of October, 1993, and Sublessee may occupy the same on November 19, 1993. Not later than December 15, 1993, Sublessee shall have completed at its expense construction of demising walls between the Sublease Space and that of Sublessor not herein demised, and will have split the HVAC and electrical service between the Sublease Space and Sublessor's remaining leased premises. Sublessee shall submit to Sublessor and to Landlord for approval its plans for the demising walls and for splitting the HVAC and electrical service (the "Work"), which approval Sublessor and Landlord shall not unreasonably withhold or delay, such Work shall not be undertaken until such approval is obtained. Sublessee shall cause such Work to be done in a good and workmanlike manner, using licensed and insured contractors, and shall promptly pay for the same. while indemnifying Landlord and Sublessor from loss, cost, damage or expenses by reason of any party performing the Work attempting to assert any claim or lien (based on labor or materials used in performing the Work) against the Landlord, Sublessor, or the building where the Sublease Space is located.

     4. To the extent not otherwise inconsistent with the agreements and understandings expressed in this Sublease or applicable only to the original parties to the Lease, the terms, provisions, covenants, and conditions of the Lease are incorporated herein by reference on the following understandings:

          (a) The term "Landlord" as used therein shall refer to Sublessor hereunder, its successors and assigns, and the term "Tenant as used therein shall refer to Sublessee hereunder, its successors and assigns.

          (b) In any case where the Landlord reserves the right to enter the Premises, said right shall inure to the benefit of the Landlord as well as the Sublessor.

          (d) Each party hereto agrees to perform and comply with the terms, provisions, covenants, and conditions of the Lease and not to do or suffer or permit anything to be done which would result in a default under or cause the Lease to be terminated or forfeited.

          (e) In connection with any alterations (as defined in Section 7 of the Lease) desired to be made by Sublessee, the terms of Section 7 shall be applicable to this Sublease as if the words "Landlord" and "Tenant" in said Section were "Sublessor" and "Sublessee." The Sublessee shall also obtain the Sublessor's written consent to the making of any such alterations prior to the under taking thereof, which consent the Sublessor agrees not to unreasonably withhold, and if the consent of Sublessor is obtained, Sublessee shall contact the Landlord for Landlord's consent, which Sublessor agrees to assist Sublessee in obtaining.

          (f) Sublessee may not assign this Sublease or sublet without Sublessor's consent first had and obtained in writing, which Sublessor will not unreasonably delay or withhold. In addition to Sublessor's consent being required. Landlord's consent in writing is also required, and If Sublessor does consent (it having no obligation to do so), Sublessor will assist Sublessee in obtaining Landlord's consent.

     5. If (a) Sublessee shall default in fulfilling any of the terms. conditions, or agreements hereof, other than the covenant to pay rent. or of the Lease as herein incorporated, and such default shall not have been remedied (or proper corrective measures to cure such default commenced and after commencement diligently and continuously prosecuted in good faith) within 15 days after written notice from the Sublessor, the Sublessor may give Sublessee three days' notice of intention to end the term of this Sublease, and, at the end of said three days, the term of this Sublease shall expire with the same effect as if that day were the date hereinbefore set forth for the termination of the term hereof, but Sublessee shall remain liable to the extent provided under any environmental compliance provisions applicable to Sublessee under the Lease; or
(b) Sublessee shall fail to pay the rent and additional rent as provided herein, then Sublessor may, unless Sublessee shall have cured such default within three days after written notice thereof from Sublessor, exercise as of the remedies of the Landlord set forth in Section 14 of the Lease and Sublessee shall remain liable to the extent provided therein.

     6. Sublessee may use the Sublease Space for office, laboratory and research purposes, but for no other purpose without Sublessor's written consent.

     7. Sublessor's rights under the Lease may be enforceable against the Landlord by the Sublessee on behalf of the Sublessor, but Sublessee shall advise Sublessor, in writing, before taking any action to enforce such rights.

     8. Sublessor agrees that it will not modify or amend the Lease in any manner that would affect the Sublessee's rights hereunder without Sublessee's written consent first had and obtained.

     9. In the event that Sublessor defaults in keeping, observing, or performing any of the terms, provisions, covenants, and conditions contained in the Lease, and such default is not cured (or proper corrective measures to cure such default commenced) by Sublessor within the periods specified in the Lease for the curing of such defaults, Sublessee shall have the right to remedy such default after it gives Sublessor written notice thereof. If Sublessee shall incur any expense in remedying such default, Sublessee shall be entitled to recover the same from Sublessor on demand. Sublessor agrees to send promptly to Sublessee any notice of default received from the Landlord.

     10. Any notice or demands to be given pursuant to the Lease or this Sublease shall be sent to Sublessor at Four University Place, Durham, North Carolina 27707 (Attn: Richard W. Reichow), and if to Sublessee at Two University Place, Durham, North Carolina 27707 (Attn: Max N. Wallace).

     All notices shall be in writing, may be delivered personally to the other party, or sent by express courier or delivery service, or by registered, certified or express United States Mail, and shall be deemed delivered when received or on the third Business Day (days when national banks are open for business) after the same are deposited postage prepaid with the United States Postal Service. Changes of address may be given in the same manner as notices.

     11. Sublessee shall carry through the Term such insurance coverage as it desires on all property that is has, brings to, or stores on the Subleased Space (Sublessor having no obligation to carry insurance on the same), and in addition Sublessee shall maintain general public liability insurance with combined single limit coverage of not less than $2,000,000 throughout the Term, which insurance shall name Sublessor and Landlord as additional insureds. Sublessee shall cause either a certified true copy of the policy showing such liability coverage to be delivered to Sublessor, or a certificate evidencing such coverage in form and substance reasonably acceptable to Sublessor furnished to Sublessor, with evidence of payment of premiums required to keep such insurance in full force and effect throughout the Term.

     12. Sublessor and Sublessee acknowledge (and so represent to Landlord) that the only broker involved in negotiations for this Sublease is Vanguard Associates, whose fee, if any, is to be paid by the Sublessee and not by Sublessor.

     13. Sublessee has agreed as a part of its negotiations with Sublessor, and an integral part of this transaction, to purchase from Sublessor that used laboratory furniture and equipment which is listed on Schedule B to this Sublease. The purchase price for the same is $100,000.00, which price shall be paid in full in cash not later than forty-five days after the commencement of the Term, unless Sublessor extends in writing the time within which payment may be made. Upon the termination or expiration of this Sublease, Sublessee shall leave those items described on Schedule B in the Sublease Space in the condition in which they were found at time of purchase, reasonable wear and tear and damage by fully insured casualty only excepted.

     IN WITNESS WHEREOF, Sublessor and Sublessee, intending to be legally bound, and with authority duly given, have executed this Sublease in duplicate originals, as of the day and year first above written.

                                        SPHINX PHARMACEUTICALS CORPORATION,
                                        a Delaware Corporation

(Corporate Seal)

                                        By: /s/ Richard W. Reichow
                                            ------------------------------
                                             Its Vice President & CFO

Attest:

/s/ Ann Redick
------------------------
Asst. Secretary

                                        TRIMERIS, INC.,
                                        a North Carolina Corporation


(Corporate Seal)

                                        By: /s/ Signature Illegible
                                            ------------------------------
                                             Its President



Attest:

------------------------
Secretary



     University Place Associates hereby consents to the foregoing Sublease.

     This the 19th day November, 1993.

                                        UNIVERSITY PLACE ASSOCIATES
                                        By: CWR Corp.general partner


                                        By: /s/ Signature Illegible
                                            ------------------------------
                                             Its President

                                 LEASE AMENDMENT

THIS AMENDMENT ("Amendment") OF SUBLEASE ("Sublease Agreement") dated November 19, 1993 between Sphinx Pharmacueticals Corporation, a Delaware corporation, ("Sphinx") and Trimeris, Inc., a North Carolina corporation ("Trimeris") is made and entered into as of August 15, 1994.

RECITALS

Sphinx and Trimeris entered into that certain Sublease Agreement dated November 13, 1993 pursuant to which Trimeris leased from Sphinx certain space in Two University Place, Durham, North Carolina.

Trimeris has requested that Sphinx enlarge the amount of space covered by the Sublease by 647 square feet to include additional space in the same building, such additional space is identified on Exhibit A ("Additional Lease Space").

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises, the mutual promises and agreements of the parties, and other good and valuable considerations paid to each other, the sufficiency and receipt of which Sphinx and Trimeris hereby acknowledge, they agree each with the other as follows:

The Sublease is modified to include the 647 square feet of Additional Lease Space, increasing the total sublease space as of August 15, 1994 from 13,987 square feet to 14,634 square feet.

Sphinx and Trimeris agree that all the terms and provisions of the Sublease Agreement that apply to presently leased space shall apply to the Additional Leased Space to the same extent and in the same manner as if said Additional
Lease Space had been included in the Sublease Agreement at its inception, including the same sublease rate and the remaining sublease term.

IN WITNESS WHEREOF, Sublessor and Sublessee, intending to be legally bound, and with authority duly given have executed this Sublease in duplicate originals, as of the day and year first above written.

                                        SPHINX PHARMACEUTICALS CORPORATION,
                                        a Delaware Corporation

(Corporate Seal)

                                        By: /s/ Richard W. Reichow
                                            -------------------------
                                             Its President & CEO

Attest:

/s/ Ann Redick
------------------------
Assistant Secretary



                                        TRIMERIS, INC.,
                                        a North Carolina Corporation

(Corporate Seal)

                                        By: /s/ Signature Illegible
                                            -------------------------
                                            Its President and CEO
Attest:

/s/ Gloria E. Ivey
------------------------
Assist. Secretary


     University Place Associates hereby consents to the foregoing Sublease.

     This the 15th day of August, 1994.


                                        UNIVERSITY PLACE ASSOCIATES
                                        By: CWR Corp. general partner

                                        By: /s/ Signature Illegible
                                            -------------------------
                                            It's President

                                    EXHIBIT A

                                  [FLOOR PLAN}

                                LANDLORD'S WAIVER

University Place Associates ("Landlord") is the owner of real property commonly known as Two University Place, Durham, North Carolina (the "Premises") and has leased a portion of the Premises to Sphinx Pharmaceuticals Corporation ("Tenant"), who has agreed to sublease a portion of the Premises to Trimeris, Inc. ("Subtenant").

1. Landlord and Tenant acknowledge that it has received notice that Subtenant has or will enter into a master lease agreement with Dominion Ventures, Inc., a California corporation ("Dominion"), whereby Subtenant will lease from Dominion certain equipment (the "Equipment"), all or part of which may be located upon or fixed to the Premises.

2. Landlord and Tenant waive and release any and all rights it may have against the Equipment for any rent or other sums due or to become due, under any lease for the Premises or otherwise, and all claims and demands of every kind against the Equipment.

3. Landlord and Tenant agree that the Equipment will remain personal property and will not become part of the Premises, regardless of the manner in which it may be affixed to real property, and will allow Dominion to enter the Premises any time to remove the Equipment in the exercise of its rights and remedies arising under the aforesaid master lease agreement.

4. This Consent shall be binding upon the heirs, administrators, executors, successors and assigns of the Landlord and Tenant, and shall inure to the benefit of the successors and assigns of Dominion.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent this 13th day October, 1993.

University Place Associates             Sphinx Pharmaceuticals Corporation
By: CWR Corp., General Partner

By: /s/ Craig M. Davis                  By: /s/ Richard W. Reichow
    --------------------------              ------------------------
    Craig M. Davis, President

Title: Partner                          Title: Vice President & CFO

STATE OF NORTH CAROLINA :

COUNTY OF DURHAM :

     THIS SECOND AGREEMENT OF SUBLEASE ("Second Subleases), dated as of (the 16th day of January, 1995, by and between ELI LILLY AND COMPANY, successor by merger to SPHINX PHARMACEUTICALS CORPORATION ("Sublessor"), party of the first part, and TRIMERIS, INC., a North Carolina corporation ("Sublessee"), party of the second part:

                                   RECITALS:

     A. University Place Associates, a North Carolina general partnership, as Landlord, entered into that certain lease with Sphinx Pharmaceuticals Corporation as Tenant, dated the 8th day of March, 1989, as amended and restated by agreement dated as of the 27th day of August, 1991 (the "Lease.), demising property described on Exhibit A-1 to the Lease (the Property). A copy of the Lease is attached hereto marked Exhibit 1.

     B. Sublessee by Agreement of Sublease dated November 19, 1993 (the "First Subleases) subleased from Sublessor 13,987 square feet of space in the building located on the Property, which space is more particularly described on Schedule A attached to the First Sublease, for a term commencing on the 1st day of November, 1993, and expiring on the 30th day of September, 1999 (the "Terms).

     C. By amendment to the First Sublease made as of August 15, 1994, there was added to the space covered by the First Sublease an additional 647 square feet, which additional space was subject to the same terms and conditions as set forth in the First Sublease to the same extent as if it had been originally included therein.

     D. Sublessee desires to sublease from Sublessor an additional 7,235 square feet of space effective as of January 16, 1995, for the term and on He conditions hereafter set forth, which space is depicted on Exhibit A to this Second Sublease (the "New Sublease Space"), said area to be subleased for the remainder of the Term.

     E. Sublessor warrants and represents to Sublessee that the Lease is in full force and effect and that it has the right, subject to the consent of Landlord annexed hereto, to sublease the New Sublease Space to Sublessee for the Term.

     NOW, THEREFORE, for and in consideration of the rents, covenants and agreements hereinafter contained on the part of the Sublessee to be paid, kept and performed, Sublessor does hereby sublet and demise unto Sublessee, and Sublessee hereby leases from the Sublessor, the New Sublease Space.

     TO HAVE AND TO HOLD the same unto the Sublessee, its permitted and assigns, for the Term, subject to the Lease and upon the rentals, terms, covenants, conditions and provisions hereinafter set forth.

     AND Sublessor and Sublessee hereby contract and agree each with the other as follows:


     1. Sublessee covenants and agrees to pay to Sublessor at Four University Place, P. O. Box 52330, Durham, N. C. 27717 (Attn: Mr. Gary Levine, Accounts Receivable), from January 16, 1995 through the month of September, 1996, a monthly rental of Seven Thousand Five Hundred thirty-six and 46/100 ($7,536.46) Dollars, payable $3,768.23 on execution hereof and commencing on February 1, 1995 in equal monthly installments $7,536.46 in advance, and continuing thereafter on or before the first day of each successive month through the month of September, 1996. Commencing with the first day of October, 1996, and on the first of each successive month, to and including September 1, 1999, Sublessee shall pay Sublessor a monthly rental of $10,551.04. All payments shall be made without notice or demand, and without abatement, deduction or setoff of any amount whatsoever.

     2. In addition to the monthly payment that Sublessee is to pay to Sublessor under ss.1 above, Sublessee shall pay to Sublessor as Additional Rent that portion of

Tenant's Proportionate Share of Landlord's Expenses (as those terms are defined in the Lease), which Additional Rent shall be paid at the same time as, and in addition to, the monthly rental payments required under ss.1 above. Sublessor's Proportionate Share of Landlord's Expenses for 7,235 square feet under the Second Sublease will be 18.5%.

     Sublessee shall pay directly for all utility costs and expenses it incurs in the use of the Sublease Space. If there are any utilities metered in more than the Sublease Space, they will be prorated between Sublessor and Sublessee.

     3. Sublessee agrees to accept the New Sublease Space in an "as is" condition, and Sublessee acknowledges that it is familiar with such space and acknowledges that no representations with respect to the condition thereof have been made by Sublessor or by Landlord. Sublessor will vacate the New Sublease not later than January 6, 1995, and Sublessee may occupy the same on January 16, 1995. Sublessor and Landlord understand that no modifications to demising walls are anticipated by Sublessee at this time. Sublessor and Landlord advise that the existing split of the HVAC and electrical service between the New Sublease Space and Sublessor's remaining leased premises will be reviewed for its appropriateness in servicing the New Sublease Space. If demising walls are needed and/or further splitting of the HVAC and electrical service is required Sublessee shall have completed, at its expense, such work ("Work") as approved by Sublessor and Landlord. Approval shall not be unreasonably withheld or delayed, but such Work shall not be undertaken until such approval is obtained. Sublessee shall cause such Work to be done in a good and workmanlike manner, using licensed and insured contractors, and shall promptly pay for the same, while indemnifying Landlord and Sublessor from loss, cost, damage or expenses by reason of any party performing the Work attempting to assert any claim or lien (based on labor or materials used in performing the Work) against Landlord, Sublessor, or the building where the sublease space is located.

     4. To the extent not otherwise inconsistent with the agreements and understandings expressed in this Sublease or applicable only to the original parties to the Lease, the terms, provisions, covenants, and conditions of the Lease are incorporated herein by reference on the following understandings:

          (a) The term "Landlord" as used therein shall refer to Sublessor hereunder, its successors and assigns, and the term "Tenant" as used therein shall refer to Sublessee hereunder, its successors and assigns.

          (b) In any case where the Landlord reserves the right to enter the Premises, said right shall inure to the benefit of the Landlord as well as the Sublessor.

          (c) With respect to work, services, repairs or the performance of other obligations required of Landlord under the Lease, Sublessor's sole obligation with respect thereto shall be to request the same, on written request from Sublessee, and to use its best efforts to obtain the same from the Landlord.

          (d) Each party hereto agrees to perform and comply with the terms, provisions, covenants, and conditions of the Lease and not to do or suffer or permit anything to be done which would result in a default under or cause the Lease to be terminated or forfeited.

          (e) In connection with any alterations (as defined in Section 7 of the Lease) desired to be made by Sublessee, the terms of Section 7 shall be applicable to this Sublease as if the words "Landlord" and "Tenant" in said Section were Sublessor's and "Sublessee." The Sublessee shall also obtain the Sublessor's written consent to the making of any such alterations prior to the under taking thereof, which consent the Sublessor agrees not to unreasonably withhold, and if the consent of Sublessor is obtained, Sublessee shall contact the Landlord for Landlord's consent, which Sublessor agrees to assist Sublessee in obtaining.

          (f) Sublessee may not assign this Sublease or sublet without Sublessor's consent first had and obtained in writing, which Sublessor will not unreasonably withhold or delay. In addition to Sublessor's consent being required, Landlord's consent in writing is also required, and If Sublessor does consent (it having no obligation to do so), Sublessor will assist Sublessee in obtaining Landlord's consent.

     5. If (a) Sublessee shall default in fulfilling any of the terms, conditions, or agreements hereof, other than the covenant to pay rent, or of the Lease as herein incorporated, and such default shall not have been remedied (or proper corrective measures to cure such default commenced and after commencement diligently and continuously prosecuted in good faith) within 15 days after written notice from the Sublessor, the Sublessor may give Sublessee three days' notice of intention to end the term of this Sublease, and, at the end of said three days, the term of this Sublease shall expire with the same effect as if that day were the date hereinbefore set forth for the termination of the term hereof, but Sublessee shall remain liable to the extent provided under any environmental compliance provisions applicable to Sublessee under the Lease; or
(b) Sublessee shall fail to pay the rent and additional rent as provided herein, then Sublessor may, unless Sublessee shall have cured such default within three days after written notice thereof from Sublessor, exercise all of the remedies of the Landlord set forth in Section 14 of the Lease, and Sublessee shall remain liable to the extent provided therein.

     6. Sublessee may use the New Sublease Space for office, laboratory and research purposes, but for no other purpose without Sublessor's and Landlord's written consent.

     7. Sublessor's rights under the Lease may be enforceable against the Landlord by the Sublessee on behalf of the Sublessor, but Sublessee shall advise Sublessor, in writing, before taking any action to enforce such rights

     8. Sublessor agrees that it will not modify or amend the Lease in any manner that would affect the Sublessee's rights hereunder without Sublessee's written consent first had and obtained.

     9. In the event that Sublessor defaults in keeping, observing, or performing any of the terms, provisions, covenants, and conditions contained in the Lease, and such default is not cured (or proper corrective measures to cure such default commenced) by Sublessor within the periods specified in the Lease for the curing of such defaults, Sublessee shall have the right to remedy such default after it gives Sublessor written notice thereof. If Sublessee shall incur any expense in remedying such default, Sublessee shall be entitled to recover the same from Sublessor on demand. Sublessor agrees to send promptly to Sublessee any notice of default received from the Landlord.

     10. Any notice or demands to be given pursuant to the Lease or this Sublease shall be sent to Sublessor at Four University Place, Durham, North Carolina 27707 (Attn: Dr. Martin Haslanger), and if to Sublessee at Two University Place, Durham, North Carolina 27707 (Attn: Max N. Wallace).

     All notices shall be in writing, may be delivered personally to the other party, or sent by express courier or delivery service, or by registered, certified or express United States Mail, and shall be deemed delivered when received or on the third Business Day (days when national banks are open for business) after the same are deposited postage prepaid with the United States Postal Service. Changes of address may be given in the same manner as notices.

     11. Sublessee shall carry through the Term such insurance coverage as it desires on all property that is has, brings to, or stores on the subleased space (Sublessor having no obligation to carry insurance on the same), and in addition Sublessee shall maintain general public liability insurance with combined single limit coverage of not less than $2,000,000 throughout the Term, which insurance shall name Sublessor and Landlord as additional insureds. Sublessee shall cause either a certified true copy of the policy showing such liability coverage to be delivered to Sublessor, or a certificate evidencing such coverage in form and substance reasonably acceptable to Sublessor furnished to Sublessor, with evidence of payment of premiums required to keep such insurance in full force and effect throughout the Term.

     12. Sublessor and Sublessee acknowledge (and so represent to Landlord) that no broker is involved in negotiations for this Second Sublease and agree to indemnify and hold Landlord harmless from claims made against Landlord by any broker alleging employment by either Sublessor or Sublessee.

     IN WITNESS WHEREOF, Sublessor and Sublessee, intending to be legally bound, and with authority duly given, have executed this Sublease in duplicate originals, as of the day and year first above written.

                                         ELI LILLY AND COMPANY,
                                         an Indiana Corporation

(Corporate Seal)

                                         By: /s/ John Crisel
                                             ----------------------------------
                                             Its Manager, Strategic Real Estate

Attest:

/s/ Daniel P. Carmichael
-----------------------------
          Secretary

                                         TRIMERIS, INC.,
                                         a North Carolina Corporation

(Corporate Seal)


                                         By: /s/ Signature Illegible
                                             -----------------------------
                                             Its Vice President of
                                             Operations & General Counsel

Attest:


/s/ Gloria E. Ivey
-----------------------------
Assist. Secretary



     University Place Associates hereby consents to the foregoing Sublease. This the 16th day of January, 1995.


                                         UNIVERSITY PLACE ASSOCIATES
                                         By: CWR Corp. general partner

                                             By: /s/ Craig M. Davis
                                                 --------------------
                                                     Its President

                                    EXHIBIT A
                                    ---------
                              Two University Place
                                 Trimeris, Inc.
                             New Sublease Space from
                   . Sphinx Pharmaceuticals / Eli Lilly Corp.
                                  7,235 sq. ft.


First Sublease
cross hatch - 13,987 sf


Aug. '94 Amendment
blue - 647 sf


New Sublease Space
7,235 sf

                                    Exhibit 1

                           AMENDED AND RESTATED LEASE


STATE OF NORTH CAROLINA :

COUNTY OF DURHAM :

     THIS AND RESTATED LEASE ("Lease"), made as of the 27th day of August, 1991, by and between UNIVERSITY PLACE ASSOCIATES, a North Carolina general partnership, hereinafter Landlords and SPHINX PHARMACEUTICALS CORPORATION, a Delaware corporation, hereinafter (whether one or more) Tenants:

                              W I T N E S S E T H :

     Upon the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord property referred to as the Premises, all as follows:

     1. DEMISED PREMISES. The property hereby leased to Tenant are those areas shown on Exhibit A-1 hereto attached, which consists of approximately four spaces of 13,339 square feet, 2,094 square feet, 3,741 square feet and 10,565 square feet, totaling approximately 29,739 rentable square feet, which is located in what is sometimes called the Two University Place Building (the "Building"), located at Lot 6, University Place, Durham, Durham County, North Carolina (the "Lands"), together with the right to use in common with other tenants in the Building, the parking spaces and the driveways, on said Land.

     2. TERM. This Lease has already commenced on various dates as to the various areas, and shall terminate as to all areas (unless extended as herein provided) at noon September 30, 1999.

     3. USE. Tenant may use the Premises for a biological research laboratory and for general office purposes, but for none other without Landlord's prior written consent, and Tenant shall never make any use of the Premises which is in violation of any lawful governmental laws, rules or regulations whether now existing or hereafter enacted insofar as they may relate to Tenant's use and occupancy of the Premises, nor may Tenant make any use of the Premises not permitted by any restrictive covenants which apply to the Premises, or which is or might constitute a nuisance or trespass, or which increases the fire insurance premiums (or makes such insurance unavailable to Landlord) on the Building. In the event of an increase in Landlord's fire insurance premiums which results from Tenant's use or occupancy of the Premises, or which increases the fire premiums (or makes such insurance unavailable to Landlord) on the Building, Tenant shall pay Landlord, on demand, the amount of such increase, or alternately Landlord may treat such use as a default hereunder.

     4. RENT. All rent payable by Tenant shall be without previous demand or notice therefor by Landlord, and without set off or deduction. The Minimum Rent for the term, subject to revision to increase the rent to amortize the cost (for which Tenant is liable and not paid for by Tenant at the time) of unfitting any space unfitted after date of this Lease over the balance of the term, with interest thereon at the rate of 12.5% per annum, shall be in the amounts set forth on Exhibit B attached hereto (the "Base Rents), and shall be payable monthly in advance on or before the first day of each calendar month during the term hereof. In addition to such remedies as may be provided under the Default provisions of this lease, Landlord shall be entitled to a late charge of two percent (2%) of the amount of the monthly rent if not received by the tenth day of the month, and a charge of the lesser of any legally permissible amount or five percent (5 %) of the amount of any check given by Tenant not paid when first presented by Landlord.

     Tenant agrees to pay to Landlord, as Additional Rent, Tenant's Proportionate Share (hereafter defined) of all Landlord's Expenses (also hereafter defined), which Additional Rent shall be payable at the same time and in the same manner as Base Rent.

     Landlord's Expenses are the total of the following three components: (i) ad valorem taxes or assessments imposed against or levied on the Building and the Land (but not including Tenant's property located thereon, which are to be paid in full by Tenant), which Landlord shall pay in full when due, except if assessments are allowed to be paid over a period of years, Landlord shall elect to so pay and thus include in this component only that portion of the assessment (together with interest thereon) that Landlord is required to pay in any particular calendar year; (ii) the cost of fire and extended coverage insurance which Landlord carries on the Land and the Building; and (iii) the cost of maintaining all parking, drives and other common areas on the Land, the lighting thereof, the landscaping, cleaning and refuse removal.

     Tenant's Proportionate Share of Landlord's Expenses is 76.2% (to be adjusted if and when Tenant exercises its option to expand into either spaces B or C (or both) as shown on Exhibit A-1.

     Based on 1990 figures one-twelfth of Tenant's Proportionate Share amounts to $4,004.40, and this amount Tenant shall include with its Base Rent payment as Additional Rent. The monthly payment may be adjusted annually as soon as the actual amount of Landlord's Expenses for the preceding calendar year are determined to reflect Landlord's reasonable estimate of what such expenses will be for the year in which the adjustment is made. As soon as figures are available for any preceding calendar year, Landlord shall deliver to Tenant documentation showing what those expenses in fact were, and if the amount of Additional Rent paid during such preceding calendar year was less than Tenant's Proportionate Share of the actual Landlord's Expenses, Tenant shall within thirty days pay Landlord the difference. If the amount that Tenant paid as Additional Rent exceeded its Proportionate Share of such actual Landlord's Expenses, Landlord shall within thirty days of the determination either refund to Tenant the excess so paid or credit the excess to payments due from Tenant for the current year for Additional Rent. Tenant, at any time within fifteen days after receiving Landlord's statement as to expenses for the prior year, shall have the right at its expense to inspect Landlord's books and records, but unless protested within such period the expenses will be deemed to be approved by Tenant.

     Since this Lease expires on September 30, 1999, Tenant's Proportionate Share will for 1999 be three-fourths of Landlord's Expenses for the entire twelve months.

     5. UTILITIES. Tenant shall pay all charges for telephone, electricity, gas, sewage, and any other utilities used by Tenant on the Premises throughout the Term, and

Landlord agrees at all times to provide Tenant with access to such utilities, which access shall be contiguous to the Premises.

     6. LANDLORD REPAIRS. The Landlord shall be responsible for maintenance of the roof and structural walls, excluding any interior painting or decoration thereon, and shall likewise maintain in good condition and repair the parking areas as shown on Exhibit A, providing Tenant shall not permit its agent, employees or invitees to place excessive loads on said parking lot, the maximum load for any vehicle not be exceed eight (8) kips per axle for the parking area in front of the Building, or more than twelve (12) kips per axle for the loading areas to the rear of the Building. Except as otherwise provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord for inconvenience, annoyance or injury to business arising from Landlord or others making any repairs, to the Building, the Premises, or the adjoining premises.

     7. TENANT'S ACCEPTANCE AND MAINTENANCE OF DEMISED PREMISES. Tenant represents to Landlord that it has examined and inspected the Premises, found them to be as represented by Landlord and to be satisfactory for Tenant's intended use. Landlord has neither made nor now makes no representation or warranty as to the condition of said Premises. Tenant shall deliver at the end of this lease each and every part of the Premises in good repair and condition, reasonable wear and tear, damage by fire or other casualties and appropriation by eminent domain excepted, and also excepting any condition that Landlord is required to repair. Tenant agrees to keep the interior of the Premises including wiring, plumbing, heating and air conditioning units ("HVAC") in good condition and repair, and to enter into a maintenance contract with a reputable firm for the day-to-day maintenance of the HVAC. The maintenance contractor shall be reasonably acceptable to Landlord, and Tenant shall provide Landlord with satisfactory evidence of the contract. Unless caused by faulty construction or settling of the Building where the Premises are located, Tenant shall maintain and replace when broken all plate glass and windows, and all other damage or injury to the Premises not covered by Landlord's fire, extended coverage or vandalism insurance shall be repaired promptly by Tenant at its sole cost and expense and to the reasonable satisfaction of the Landlord. Tenant shall make at its sole cost and expense replacements or restorations in quality equivalent or better than the original work, as may be required to so maintain the same, ordinary wear and tear only excepted. Tenant, however, shall make no structural or interior alterations of the Premises without Landlord's prior written consent and any work performed by Tenant shall be done in a good and workmanlike manner, and so as not to disturb or inconvenience other tenants in the Building. Tenant shall provide Landlord with at least five (5) business days advance written notice of the commencement of any such alterations to the Premises. Tenant shall not at any time permit any work to be performed on the Premises except by duly licensed contractors or artisans, each of whom must carry general public liability insurance, certificates of which shall be furnished to Landlord. At no time may Tenant do any work that results in a claim of lien against Landlord, and if requested by I landlord on termination of this lease or vacation of the Premises by Tenant, Tenant shall restore at Tenant's sole expense the Premises to the same condition as existed at the commencement of the term, ordinary wear and tear only excepted. Landlord, however, may elect to require Tenant to leave alterations performed by it.

     Notwithstanding anything to the contrary set forth above in this Paragraph 7, if Tenant does not perform its maintenance obligations in a timely manner as set forth in this lease, commencing the same within five (5) days of receipt of notice from Landlord specifying the work needed and thereafter diligently and continuously pursuing completion of unfulfilled maintenance obligations, Landlord shall have the right, but not the obligation, to perform such maintenance, and any amounts so expended by Landlord shall be paid by Tenant to landlord promptly after demand with interest at the maximum rate allowed by law (or the rate of 15% per annum, whichever is less) from the date of expenditure through the date paid.

     8. DESTRUCTION OF DEMISED PREMISES. If the Premises are destroyed by fire or other casualty not resulting from the wrongful or negligent act of Tenant, either Landlord or Tenant may, by written notice given not later than thirty
(30) days after the date of such destruction, terminate this lease, in which event rent paid for the period beyond the date of destruction shall be refunded to Tenant. If there is not total destruction and Landlord elects to repair, Landlord shall commence repair within thirty (30) days of the date of damage and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as existed prior to the damage. If Tenant reasonably is required to close its operations during repairs, rent shall abate while so closed, but if Tenant is able to continue its operations during repairs, rent shall be adjusted and prorated in the proportion which the area of unusable leased space bears to the total Premises, provided that Landlord shall not in such cases have any liability for losses claimed by Tenant. However, if the damages are such that Landlord concludes that restoration cannot be completed within one hundred fifty (150) days, Landlord may at its option terminate this lease. If the Premises are damaged by cause due to fault or neglect of Tenant, its agents, employees, invitees, or licensees, Landlord may repair such damage without prejudice to subrogation rights of Landlord's insurer, and there shall be no apportionment or abatement of rent. Landlord shall have no liability to repair, restore or rebuild any of Tenant's property damaged by the casualty.

     9. ASSIGNMENT - SUBLEASE. Tenant may not assign or encumber this lease, and may not sublet any part or all of the Premises without the written consent of Landlord first had and obtained, which Landlord will not unreasonably withhold if to a financially responsible party. Any assignment or sublease to which Landlord may consent (one consent not being any basis to contend that Landlord should consent to a further change) shall not relieve Tenant of all of its obligations hereunder. For the purpose of this Paragraph 9, the word
"assignment" shall be defined as follows: Tenant being a corporation, any dissolution or reorganization of Tenant, or the sale or other transfer of a controlling percentage of capital stock of Tenant, or the sale of fifty-one percent (51%) in value of the assets of Tenant, shall be deemed an assignment. The phrase Controlling percentages means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors, or such lesser percentage as is required to provide actual control over the affairs of the corporation. Acceptance of rent by Landlord after any non-permitted assignment shall not constitute approval thereof by Landlord.

     In no event shall this lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency or reorganization proceedings. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord and Tenant expressly recognizes that Landlord's title is paramount, and that it can do nothing to affect or impair Landlord's title.

     If during the period commencing October 1, 1999 (assuming this lease has been validly extended), this lease shall be assigned or the Premises or any portion thereof sublet by Tenant at a rental that exceeds the rentals to be paid to Landlord hereunder, attributable to the Premises or portion thereof so assigned or sublet, then and in such event any such excess shall be paid over to Landlord by Tenant.

     10. TENANT'S COMPLIANCE-INSURANCE REQUIREMENTS; INDEMNIFICATION. Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, now existing or hereafter adopted, including general rules and regulations for tenants (a copy of the present rules are attached as Exhibit C) as may be developed from time to time by Landlord and delivered to Tenant or posted on the Premises.

     Throughout the term of this lease, Tenant at its sole cost and expense shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's managing agent Craig Davis Properties, Inc. and Tenant (with appropriate cross-liability endorsements so showing) through companies licensed to do business in North Carolina having a Best's rating of at least A-XIII (as the same may be adjusted from time to time) public liability and property damage insurance with combined single limit coverage of at least $1,000,000.00, which policies insure against all liability of Tenant, Tenant's authorized representatives, and anyone for whom Tenant is responsible arising out of and in connection with Tenant's use of the Premises, and shall insure Tenant's performance of the indemnity provisions contained herein. Not more frequently than once every three years, Landlord may require the limits to be increased (but not more than double existing limits) if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient. Tenant shall also insure its personal property located in the Premises, and shall neither have nor make any claim against Landlord for any loss or damage to the same, regardless of the cause thereof.

     Prior to taking  possessions  of the Premises and  thereafter  at least ten
(10) business days prior to the renewal dates thereof, Tenant shall deliver to Landlord copies of original policies or satisfactory certificate thereof. All such policies shall be non-assessable and shall contain language to the extent obtainable, that (A) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, and (B) that they cannot be cancelled or changed except after thirty (30) days' notice to Landlord.

     Anything in this lease to the contrary notwithstanding, to the extent such releases or waivers are permitted under applicable law, Landlord releases and waives unto Tenant, its successors and assigns, and Tenant releases and waives unto Landlord, its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of which injury, loss, cost or damage has been paid either to Landlord, Tenant, or any other person, firm or corporation, under the terms of any fire, extended coverage, public liability or other policy of insurance. All policies of insurance carried or maintained pursuant to this lease shall contain or be endorsed to contain a provision whereby the insurer waives all rights of subrogation against either Tenant or Landlord.

     Subject to the terms of the preceding subparagraph (i.e., the fourth sub-paragraph of this paragraph 10), and except for a claim caused by the negligence, gross negligence or willful misconduct of the party seeking indemnification (or that of its agents or employees as the case may be), each party agrees to indemnify and hold the other harmless from and against any and all claims, liabilities and costs (including, but not limited to, attorney's fees at all tribunal levels and costs) arising out of: (i) a party's use or occupancy of the Premises, the Building, the land on which the Building is situated, or any part thereof; (ii) any breach or default by the indemnifying party in the performance of any of its obligations under this Lease; or (iii) any injury-to a person or damage to property occurring in or about the Premises, land or the Building.

     Landlord shall carry through the term of the Lease (i) all-risk full replacement cost fire and extended coverage insurance on the Building and all improvements therein (save and except those installed by or the property of the Tenant); (ii) comprehensive general liability insurance with respect to the land and the Building in an amount not less than that required of Tenant with respect to the Premises; and (iii) workers' compensation and employers liability insurance complying with all statutory requirements. With respect to Landlords comprehensive general liability insurance, the policy shall name Tenant as an additional insured as its interest may appear, and a certificate of such policy showing thirty (30) day notice of cancellation shall be delivered to Tenant.

     11. SUBORDINATION-ATTORNMENT - LANDLORD FINANCING. Tenant agrees that this lease will either be subordinate or superior to any mortgage heretofore or hereafter executed by Landlord covering the Premises, depending on the requirements of such mortgagee. Tenant on request will execute such agreement making this lease superior or subordinate as Landlord's mortgagee may request, and will agree to attorn to said mortgagee providing the mortgagee agrees not to disturb Tenant's possession hereunder so long as Tenant is in compliance with this lease. Landlord consents to Tenant's execution of Landlord's mortgagee's subordination, attornment and non-disturbance agreement, and to be bound by the provisions thereof. Further, Tenant agrees to execute within five (5) days of request therefor, and as often as requested, estoppel certificates setting forth the facts with respect to date of occupancy, termination date of this lease, the amount of rent due and date to which rent is paid, whether or not it has any defense or offsets to the enforcement of this lease or knowledge of any default or breach by Landlord, and that this lease is in full force and effect except as to any modifications or amendments, copies of which Tenant shall attach to such estoppel certificate.

     If in connection with financing by Landlord of the Building, Landlord's lender shall request Tenant to execute reasonable lease modifications as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligation of Tenant hereunder, extend or reduce the term, or adversely affect to any substantial extent the leasehold interest hereby created.

     12. SIGNS. Tenant may not erect, install or display any sign or advertising material upon the Building exterior, the Premises, or the walls thereof, or in any window therein, without the prior written consent of Landlord. Such signs as are permitted will be

Tenant's property, removable by Tenant at any time during the Term, provided Tenant repairs any damage resulting from the presence of such signs or caused during their removal

     13. ACCESS TO PREMISES. Landlord shall have the right, either itself or through its authorized agents after twenty-four (24) hours' notice (no notice being required if an emergency), to enter the Premises at all reasonable times to examine the same, to show them to prospective tenants for other spaces in the Building, or for the Premises if within one hundred eight (180) days of the termination date hereof (no option to extend having been exercised), to allow inspection by mortgagees, and to make such repairs, alterations or changes as Landlord deems necessary. Tenant, its agents, employees, invitees, and guests, shall have the right of ingress and egress to common and public areas of the Building, provided Landlord by reasonable regulation may control such access for the comfort, convenience and protection of all tenants in the Building.

     14. DEFAULT. If Tenant:

          (i) Fails to pay when due any Rent, or any other sum of money which Tenant is obligated to pay, as provided in this Lease, within ten
               (10) days after written notice of nonreceipt of the same from Landlord; or

          (ii) Breaches any other agreement or obligation herein set forth and such breach shall continue and not be remedied within fifteen
               (15) days after Landlord shall have given Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within said period of fifteen (15) days, if Tenant shall not within said fifteen (15) day period commence and thereafter diligently complete by remedy the breach; or

         (iii) Files (or has filed against it and not stayed or vacated within thirty (30) days after filing) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court; or

          (iv) Makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C ss.548), has a receiver appointed for its assets (and appointment shall not have been stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors;

then Tenant shall be in default hereunder, and, in addition to any other lawful right or remedy which it may have, Landlord may do the following:

          (i)  Terminate this Lease; or

          (ii) Repossess the Leased Premises, and with or without terminating, relet the same at such amount as Landlord deems reasonable; and if the amount for which the Leased Premises is relet is less than Tenant's Rent and all other obligations of Tenant to Landlord hereunder, Tenant shall immediately pay the difference on demand to Landlord, but if in excess of Tenant's Rent, and all other obligations of Tenant hereunder, the entire amount obtained from such reletting shall belong to Landlord, free of any claim of Tenant thereto. All reasonable expenses of Landlord in repairing, restoring, or altering the Leased Premises for reletting as general office space, together with leasing fees and all other expenses in seeking and obtaining a new tenant, shall be charged to and be a liability of Tenant; provided, however, such expenses shall not exceed 3 month's Rent. To the extent that Landlord recovers a portion or 111 of such amounts paid by Tenant from excess rent derived from reletting, Landlord will refund such amounts to Tenant following their receipt without interest. Landlord's reasonable attorneys' fees in pursuing any of the foregoing remedies, or in collecting any Rent due by Tenant hereunder, shall, if not recovered through excess rents derived from reletting, be paid by Tenant, which fees as to rents collected shall be fifteen percent (15%) of the amount of such rents.

               All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy.

               No waiver by Landlord of any covenant or condition shall be deemed to imply or constitute a further waiver of the same at a later time, and acceptance of Rent by Landlord, even with knowledge of a default by Tenant, shall not constitute a waiver of such default.

     15. PROPERTY OF TENANT. Tenant shall timely pay any and all taxes levied or assessed against or upon Tenant's equipment, fixtures, furniture, leasehold improvements and personal property located in the Premises. All such items shall at all times be and remain the property of the Tenant and Tenant (if not in default hereunder), prior to the expiration date of this lease, may remove all fixtures and equipment which it has placed in the Premises, providing Tenant repairs all damages caused by such removal. If Tenant does not remove its property from the Premises upon termination (for whatever cause) of this lease, such property shall be deemed abandoned by Tenant, and Landlord may dispose of the same in whatever manner Landlord may elect.

     16. EMINENT DOMAIN. If all of the Premises, or such part thereof as will make the same unusable for the purposes contemplated by this lease, be taken under the power of eminent domain (or a conveyance in lieu thereof), then either Landlord or Tenant may terminate as of the date possession is taken by the condemnor, and rent shall be adjusted between Landlord and Tenant as of such date. If only a portion of the Premises are taken and Tenant can continue use of the remainder, then this lease will not terminate, but rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking. Tenant shall have no right or claim to any part of any award made to or received by Landlord for any taking and no right or claim for any alleged value of the unexpired portion of this lease; provided, however, that Tenant shall not be prevented from making a claim against the condemning party (but not against Landlord) for any moving expenses, loss of profits, or taking of Tenant's personal property (other than its leasehold estate) to which Tenant may be entitled.

     17. QUIET ENJOYMENT. If Tenant promptly and punctually complies with each of its obligations hereunder, it shall peacefully have and enjoy the possession of the Premises during the term hereof, provided that no action of Landlord in working in other space in the Building, or in repairing restoring the Premises, shall be deemed a breach of this covenant, giving Tenant any right to modify this lease either as to term, rent payable, or other obligations to be performed.

     18. NOTICES. Any notice which Landlord or Tenant is required or desires to give to the other shall be deemed sufficiently given or rendered if delivered in writing, either personally or sent by certified or registered mail, by recognized overnight courier, postage prepaid, or by Fax to:

     LANDLORD:        c/o Craig Davis Properties, Inc.
                      3605 Glenwood Avenue - Suite 435
                      Raleigh, North Carolina 27612
                      (or P. O. Box 31969, Raleigh, N. C. 27622)
                      FAX #(919) 781-1262

     TENANT:          Four University Place
                      Durham, North Carolina 27707
                      (or P. O. Box 5233O, Durham, N. C. 27717-2330)
                      FAX #(919) 489-9093

Any notice given herein shall be deemed delivered when actually delivered, Fax is received, the return receipt therefor is signed, or refusal to accept the mailing by the addressee is noted thereon by the postal authorities. The address of either Landlord or Tenant may be changed by notice to the other given in accordance with this Paragraph 18.

     19. HOLDING OVER. If Tenant shall hold over after the expiration of the term or other temptation of this lease, such holding over shall not be deemed to be a renewal of this lease but shall be deemed to create a tenancy-at-sufferance and by such holding over Tenant shall be deemed to have agreed to be bound by all of the terms and conditions of this lease except those as to the term hereof and except that during such tenancy-at-sufferance, Tenant shall pay to Landlord
(A) rent at the rate equal to one hundred twenty-five percent (125%) of that provided for in the foregoing Paragraph 4, and (B) any and all operating expenses and other forms of additional rent payable under the terms of this lease.

     20. This Amended and Restated Lease supersedes and replaces any prior lease agreements or other agreements between Landlord and Tenant as to the Demised Premise.

     21. MISCELLANEOUS. Headings of paragraphs are for convenience only and shall not be considered in construing the meaning of the contents of such paragraph. The invalidity of any portion of this lease shall not have any effect on the balance hereof. Should Landlord or Tenant institute any legal proceedings against the other for breach of any provision herein contained, the non-prevailing party shall in addition be liable for the costs and expenses of prevailing party, including its reasonable attorneys' fees. This agreement shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns. This agreement supersedes and cancels all prior negotiations between the parties, and changes shall be in writing signed by the party affected by such change. Landlord reserves the right to promulgate (and change from time to time) reasonable regulations it deems appropriate for the common use and benefit of all tenants, with which regulations Tenant shall comply. Landlord may sell the Premises or the Building without affecting the obligations of Tenant hereunder; upon the sale of the Premises or the Building, Landlord shall be relieved of all responsibility for the Premises and shall be released from any liability thereafter accruing under this lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid rent to Landlord's successor. Tenant agrees to attorn to any successor to landlord. This lease may not be recorded without Landlord's prior written consent, but Tenant agrees on request of Landlord to execute a memorandum hereof for recording purposes. The singular shall include the plural, and the masculine, feminine or neuter includes the other.

     22. SPECIAL CONDITIONS OR ADDENDUMS. The following special conditions, if any, shall apply, and where in conflict with earlier provisions in this lease shall control. If any addendums are noted below, such addendums are incorporated herein and made a part of this lease. If there are no special conditions or addendums, the word NONE shall be written in the blank below.

          Lease  Addendum No. 1 -  Environmental  Compliance

          Lease Addendum  No. 2 - Option to Extend

          Lease  Addendum No. 3 - Option to Expand

     IN WITNESS WHEREOF, Landlord and Tenant have executed this lease in duplicate originals, all as of the day and year first above written.

                                        LANDLORD:

                                        UNIVERSITY PLACE ASSOCIATES       (SEAL)
                                        a North Carolina General Partnership

(CORPORATE SEAL)

                                        By:  CWR CORP.                    (SEAL)
                                             a North Carolina corporation
                                             General Partner
ATTEST:
                                             By: /s/ Craig M. Davis
                                                 --------------------
                                                       President
/s/ Donna W. Ross
-------------------
     Secretary



                                        TENANT:

(CORPORATE SEAL)                        SPHINX PHARMACEUTICALS
                                        CORPORATION, a Delaware corporation

ATTEST:                                 By: /s/ Signature Illegible
                                            -------------------------

/s/ Ann Redick
-------------------

STATE OF NORTH CAROLINA :

COUNTY OF WAKE :

     I, Mary G. Hopp, a Notary Public, certify that Craig M. Davis, President of CWR Corp., a North Carolina Corporation, personally came before me this day and acknowledged the due execution of the foregoing instrument by CWR Corp. as General Partner of University Place Associates, a North Carolina general partnership, and further acknowledged said instrument to be the act and deed of University Place Associates acting by its said General Partner.

     WITNESS my hand and notarial seal, this 18th day of January, 1994.


                                        /s/  Mary G. Hopp
                                            ------------------------------
                                             Notary Public
                                             My Commission Expires:2-15-95
[OFFICIAL SEAL]
MARY G. HOPP
My commission expires:
2-15-95
County of Forsyth



STATE OF NORTH CAROLINA :

COUNTY OF DURHAM :

     I, Harriet Pender Tutor, a Notary Public, certify that Ann Redick personally came before me this day and acknowledged that she is Assistant Secretary of Sphinx Pharmaceuticals Corporation, a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by Richard W. Reichow as its Vice President, attested by Ann Redick as its Assistant Secretary, and sealed with its common corporate seal.)

     WITNESS my hand and notarial seal, this 19th day of November, 1993.


                                        /s/ Harriet Pender Tutor
                                        -----------------------------------
                                             Notary Public
                                             My Commission Expires: 2/22/94

             LEASE ADDENDUM NO. 1 TO LEASE BETWEEN UNIVERSITY PLACE
                ASSOCIATES AS LANDLORD AND SPHINX PHARMACEUTICALS
                              CORPORATION AS TENANT

     Section 25. Environmental Compliance.

     A. Tenant's Responsibility. Tenant covenants and agrees that the Premises will, at all times during its use or occupancy thereof, be kept and maintained so as to comply with all now existing or hereafter enacted or issued statutes, laws, rules,. ordinances, orders, permits, and regulations of all state, federal, local, and other governmental and regulatory authorities, agencies, and bodies applicable to the Premises, pertaining to environmental matters, or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or materials including, but not limited to the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended (all hereafter collectively called "laws"). No material shall be installed or placed in or on the Premises by Tenant, or any agent, employee, or contractor of Tenant, which contains asbestos or any other toxic or hazardous waste or substance, which causes or could cause the Premises to be in violation of any Laws (i) when such material is installed; (ii) while such material remains on the Premises; or (iii) when such material is removed from the Premises, or otherwise disturbed.

     B. Tenant's Liability. Tenant shall hold Landlord free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost, or charge whatsoever which Landlord shall incur, or which Landlord would otherwise incur, by reason of Tenant's actions violating this Section 25; including, but not limited to: (i) the cost of bringing the Premises and any other property (including the soil, ground water and surface water thereof and improvements thereon) contaminated as a result of Tenant's actions into compliance with all Laws; (ii) the reasonable cost of all appropriate tests and examinations of the Premises and any other property (including the soil, ground water and surface water thereof and improvements thereon) contaminated as a result of Tenant's actions to confirm that the Premises and such other property have been brought int the reasonable fees and expenses of Landlord's attorneys, engineers, and consultants incurred by Landlord in enforcing and confirming compliance with this Section 25.

     C. Property. For the purposes of this Section 25, the Premises shall include the real estate covered by this Lease; all improvements thereon; all personal property used in connection with the Premises (including that owned by Tenant); and the soil, ground water, and surface water of the Premises.

     D. Inspections by Landlord. Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations ("Auditors") of the Premises to confirm and monitor Tenant's compliance with this Section 25. Such Audits shall be conducted in such manner as to minimize the interference with Tenant's permitted activities on the Premises; however, in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this Section 25. Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this Section 25, in which case the cost of such Audit, shall be paid for by Tenant.

     E. Landlord's Liability. Landlord shall indemnify and hold Tenant harmless from any damages, loss, cost or expense, including reasonable attorneys fees, which Tenant shall incur by reason of Landlord's actions violating any Laws. Provided, however, the foregoing covenants and undertakings of Tenant contained in this Section 25 shall not apply to any condition or matter constituting a violation of any Law: (i) which existed prior to the commencement of Tenant's use or occupancy of the Premises or was not caused, in whole or in part, by Tenant or Tenant's agents, employees, officers, partners, contractors, or invitees; or (ii) to the extent such violation is caused by, or results from, the acts or neglects of Landlord or Landlord's agents, employees, officers, partners, contractors, guests or invitees. Landlord shall provide Tenant with a copy of all environmental audits, test results, correspondence with engineers and other environmental matters prior to occupancy and thereafter annually and within ten (10) days of any such event,

     F. Tenant's Liability After Termination of Lease. The covenants contained in this Section 25 shall survive the expiration or termination of this Lease for a period of three years, provided, however, if any indication of environmental contamination exists at the expiration or termination of the Lease, after completion of a phase 1 audit at such time, the covenants contained in Section 25 shall survive the expiration or termination of this Lease for a period of seven years.

        LEASE ADDENDUM NO. 2 TO LEASE BETWEEN UNIVERSITY PLACE ASSOCIATES
          AS LANDLORD AND SPHINX PHARMACEUTICALS CORPORATION AS TENANT

                                Option to Extend

     Provided that Tenant has complied with all of its obligations under this Lease, and provided further that not later than June 30, 1999 Tenant gives Landlord written notice of intent to do so (failure to give notice being an absolute bar to Tenant's right to extend), Landlord agrees that the term of this Lease may, be extended as to all of the Premises (including any added thereto pursuant to Tenant's Option to Expand) for one (1) additional period of five (5) years.

     During such extended period all the terms and provisions of the Lease shall apply except that the rent for the first year of such extended term shall be the lesser of the then prevailing market rent for comparable space at University Place or 4% higher than it was for the year 1999. The rent as so established for the first year of the extended term will increase at the rate of 4% per year for the remaining four years. Landlord and Tenant agree to negotiate in good faith immediately upon the giving and receipt of the notice of intent to extend to fix the rent to go in effect on the commencement of the extended term.

        LEASE ADDENDUM NO. 3 TO LEASE BETWEEN UNIVERSITY PLACE ASSOCIATES
           AS LANDLORD AND SPHINX PHARMACEUTICAL CORPORATION AS TENANT

                                Options to Expand

     Tenant currently leases all of the Building except those spaces shown on Exhibit A labeled Duke University Medical "C" and Media-Wide "B" (the "Option Space"). Providing that it agrees to do so on the same terms and conditions as the within Lease, and with no upfitting or retrofit obligations whatsoever on the part of the Landlord, upon written notice from Tenant to such effect, Landlord agrees to use its best efforts to make either or both spaces available to Tenant. Rent at the rates then being paid by Tenant for the other Premises shall apply to the Option Space, and if Landlord relocates the tenant in either Option Space in order to make the same available to Tenant, rent on such Option Space shall commence the day following the date that such tenant vacates so that there will be no interruption of Landlord's rent stream from such space.

     Tenant acknowledges that Landlord may not be able to deliver either of the Option Spaces when requested by Tenant since to do so involves implementation of Landlord's Right to Relocate clause in the leases for such Option Spaces, and as to "C" this in no event will be available until after June 30, 1992. However, Tenant shall have the right to lease the Option Space (either or both) upon the termination or expiration of the existing lease for such space, and Landlord agrees to give Tenant notice of the availability of the Option Space. After receipt of such notice, Tenant shall have fifteen (15) workings days (days national banks are open for business in North Carolina) to lease all (but not part) of either (or both) Option Spaces. The rental rates for such space(s) shall be at the same annual rate per square foot as Tenant is then paying for other portions of the Premises.

     Additions of Option Space(s) to the Premises will result in a change in Tenant's Proportionate Share of Landlord's Expenses and appropriate adjustments to Additional Rent for which Tenant is liable under the Lease.

                                    EXHIBIT B


                         RENTAL SCHEDULE FOR TOTAL RENTS
                         (Based Upon 29,739 Square Feet)



                                                                         [ZW]
 .
                      13,339 S.F.   13,339 S.F.    2,094 S.F.   2,094 S.F.      [ZW]
3,741 S.F.    3,741 S.F.
  LEASE PERIOD        **MONTHLY     **ANNUALLY     MONTHLY      ANNUALLY        [ZW]
*MONTHLY      **ANNUALLY
-----------------------------------------------------------------------------------------------------------
                                                                 [ZW]
    1/89 -  9/30/90        -----          -----         -----         [ZW]
-----          -----         -----
 12/1/90 - 12/31/90   $ 4,763.69          -----    $ 1,006.87         -----     [ZW]
$ 1,337.41         -----
  1/1/91 -  3/31/91     9,537,39          -----      2,013.43         [ZW]
-----       1,337.41         -----
  4/1/91 -  9/30/91     9,537.39          -----      2,013.43         [ZW]
-----       1,337.41         -----
 10/1/91 - 12/31/91     9,9t5.32          -----      2,073.06         [ZW]
-----       1,390.41         -----
  1/1/91 -  6/30/92     9,915.32          -----      2,073.06         [ZW]
-----       1,390.41         -----
  7/1/92 -  9/30/92    13,205.61          -----      2,073.06         [ZW]
-----       3,703.59         -----
 10/1/92 -  9/30/93    13,605.78    $163,269.36      2,135.88   $ [ZW]
25,630.56       3,815.82    $45,789.84
 10/1/93 -  9/30/94    14,017.07     168,204.84      2,200.45     [ZW]
26,405.40       3,931.17     47,174.04
 10/1/94 -  9/30/95    14,450.58     173,406.96      2,268.50     [ZW]
27,222.00       4,052.75     48,633.00
 10/1/95 -  9/30/96    14,895.22     178,742.64      2,338.30     [ZW]
28,059.60       4,177.45     50,129.40
 lO/1/96 -  9/30/97    15,350.97     184,211.64      2,409.85     [ZW]
28,918.20       4,305.27     51,663.24
 lO/1/97 -  9/30/98    16,840.06     190,080.72      2,486.63     [ZW]
29,839.56       4,442.44     53,309.28
lO/l/983 -  9/30/99    16,340.28     196,083.36      2,565.15     [ZW]
30,781.80       4,582.73     54,992.76



                                                       TOTAL         TOTAL
                      10,565 S.F.   10,565 S.F.      29,739 S.F.   29,739 S.F.
  LEASE PERIOD        MONTHLY       ANNUALLY         **MONTHLY     **ANNUALLY
--------------------------------------------------------------------------------
    1/89 -  9/30/90   $13,487.98    $161,855.76           -----          -----
 12/1/90 - 12/31/90    13,487.98          -----      $20,600.95          -----
  1/1/91 -  3/31/91    13,437.98          -----       26,376.21          -----
  4/1/91 -  9/30/91    17,916.48          -----           -----          -----
 10/1/91 - 12/31/91    18,840.92          -----       32,219.71          -----
  1/1/91 -  6/30/92    18,840.92          -----       32,219.71          -----
  7/1/92 -  9/30/92    18,340.92          -----       37,823.18          -----
 10/1/92 -  9/30/93    18,840.92     226,091.04       38,398.40    $460,780.80
 10/1/93 -  9/30/94    18,840.92     226,091.04       38,989.61     467,875.32
 10/1/94 -  9/30/95    18,400.71     220,808.52       39,172.54     470,070.48
 10/1/95 -  9/30/96    18,400.71     220,808.52       39,811.68     477,740.16
 lO/1/96 -  9/30/97    18,400.71     220,808.52       40,466.80     485,601.60
 lO/1/97 -  9/30/98    19,333.95     232,007.40       42,103.08     505,236.96
lO/l/983 -  9/30/99    19,333.95     232,007.40       42,822.11     513,865.32


--------------------------------------------------------------------------------
** Rents shown above are minimum rental amounts assuming unupfitted space as set forth above. As space is upfitted the rental schedule will be revised accordingly by Landlord and made a part of this Lease Modification document.

EXHIBIT A-1
FLOOR PLAN

                                    EXHIBIT C

                              RULES AND REGULATIONS

The following rules and regulations have been adopted by the Landlord for the care, protection and benefit of the building and for the general comfort and welfare of the tenants.

1. The sidewalks, entrances, halls, passage, elevators, and stairways shall not be obstructed by the Tenant or used by him for any other purpose than for ingress and egress.

2. Toilet rooms and other water apparatus shall not be used for any purpose other than those for which they are constructed.

3. The Tenant shall not do anything in the premises, or bring or keep anything therein, which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the premises, which are or may hereafter be enacted or promulgated by any public authority or by the Board of Fire Underwriters.

4. In order to insure proper use and care of the premises, neither the Tenant nor agent nor employee of the Tenant shall:

     (a) Allow any furniture, packages or articles of any kind to remain in corridors except for short periods incidental to moving same in or out of building or to cleaning or rearranging occupancy of leased space.

     (b)  Maintain or utilize bicycles or other vehicles in the building.

     (c) Mark or defile elevators, toilet rooms, walls, windows, doors or any part of the building.

     (d) Deposit waste paper, dirt or other substances in corridors, stairways, elevators, toilets, restrooms, or any other part of the building not leased to him.

     (e)  Tamper  or  interfere  in any way  with  windows,  doors,  locks,  air
          conditioning  controls,   heating,  lighting,   electric  or  plumbing
          fixtures.

     (f) Leave premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets.

5. The Landlord shall have the right to prohibit any advertising by the Tenant which, in their opinion, tends to damage the reputation of the building or its desirability, and upon written notice from Landlord, the Tenant shall discontinue any such advertising.



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Exhibit C
Page 2

6. The Tenant will reimburse the Landlord for the cost of repairing any damage to the leased premises or other parts of the building caused by the Tenant or the agents or employees of the Tenant, including replacing any glass broken.

7. The Landlord shall furnish a reasonable number of door keys for the needs of the Tenant, which shall be surrendered on termination of the lease, and reserves the right to require a deposit to insure their return at termination of the lease.

8. Requests for services of janitors or other building employees must be made to the Landlord. Agents or employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

9. Signs or any other tenant identification shall be in accordance with building standard signage. No signs of any nature shall be placed in the windows so as to be visible from the exterior of the building. All signs not approved in writing by the Landlord shall be subject to removal without notice.

10. Any improvements or alterations to the premises by Tenant shall be approved in advance by the Landlord and all such work, if approved, shall be done at the Tenant's sole expense under the supervision of the Landlord.

11. Tenant shall have a non-exclusive right to use of all driveways and parking areas adjoining said premises. Landlord shall have the authority to assign parking areas for Tenant and Tenant's employees, if deemed necessary by Landlord.

12. If additional drapes or window decorations are desired by Tenant, they shall be approved by Landlord and installed at the Tenant's expense under the direction of the Landlord.

The Landlord shall have the right to make such other and further reasonable rules and regulations as, in the judgement of the Landlord, may from time to time be necessary for the safety, care and cleanliness of the premises and for the preservation of good order therein, subject to reasonable consideration and agreement from Tenant.